SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     June 30, 2005

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-107495, 333-107495-02	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Card Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Summer Street, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code.)

203-585-6669

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Issuance of Series 2005-3 Notes

Reference is made to the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by GE Capital Credit Card Master Note Trust (the “Issuer”), RFS Holding, L.L.C. and RFS Funding Trust, which became effective on May 21, 2004 and was assigned commission file numbers 333-107495, 333-107495-01 and 333-107495-02.  On June 30, 2005, the Issuer issued $592,500,000 Class A Series 2005-3 4.13% Asset Backed Notes, $82,500,000 Class B Series 2005-3 Floating Rate Asset Backed Notes and $39,375,000 Class C Series 2005-3 Floating Rate Asset Backed Notes (collectively, the “Notes”) described in a Prospectus Supplement dated June 23, 2005 to a Prospectus dated June 16, 2005.

Use of Proceeds – Series 2005-3

The public offering of the Notes was made under the Registration Statement.

 The public offering terminated on June 30, 2005 upon the sale of all of the Notes. The underwriters of the Class A Notes were J.P. Morgan Securities Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Credit Suisse First Boston LLC and Lehman Brothers Inc. The underwriters of the Class B Notes were ABN AMRO Incorporated and J.P. Morgan Securities Inc. The underwriters of the Class C Notes were ABN AMRO Incorporated and J.P. Morgan Securities Inc.

 During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was $1,185,000, $185,625 and $118,125 for the Class A Notes, Class B Notes and Class C Notes, respectively. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes, Class B Notes and Class C Notes, respectively, are $591,122,022.75, $82,314,375 and $39,256,875, respectively. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $711,693,272.75. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from GE Money Bank (“Money Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from Money Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits.

Exhibit No.	Document Description

Exhibit 1.1	Underwriting Agreement, dated as of June 23, 2005, among RFS Holding, L.L.C., RFS Holding Inc. and ABN AMRO Incorporated and J.P. Morgan Securities Inc., as representatives of the several underwriters

Exhibit 4.1

Series 2005-3 Indenture Supplement, dated as of June 30, 2005, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee, including forms of Series 2005-3 Asset Backed Notes

Exhibit 4.2	ISDA Master Agreement (Class B), dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.3	ISDA Master Agreement (Class C), dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.4	Schedule (Class B) to ISDA Master Agreement, dated June 30, 2005, ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.5	Schedule (Class C) to ISDA Master Agreement, dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.6	Confirmation (Class B) to ISDA Master Agreement, dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.7	Confirmation (Class C) to ISDA Master Agreement, dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C., as
Co-Registrant, and as depositor on behalf of
GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Co-Registrant

Dated: July 6, 2005	By:	/s/ Melissa Hodes
Name: Melissa Hodes
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Document Description

Exhibit 1.1	Underwriting Agreement, dated as of June 23, 2005, among RFS Holding, L.L.C., RFS Holding Inc. and ABN AMRO Incorporated and J.P. Morgan Securities Inc., as representatives of the several underwriters

Exhibit 4.1

Series 2005-3 Indenture Supplement, dated as of June 30, 2005, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee, including forms of Series 2005-3 Asset Backed Notes

Exhibit 4.2	ISDA Master Agreement (Class B), dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.3	ISDA Master Agreement (Class C), dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.4	Schedule (Class B) to ISDA Master Agreement, dated June 30, 2005, ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.5	Schedule (Class C) to ISDA Master Agreement, dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.6	Confirmation (Class B) to ISDA Master Agreement, dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust

Exhibit 4.7	Confirmation (Class C) to ISDA Master Agreement, dated June 30, 2005, between ABN AMRO Bank N.V. and GE Capital Credit Card Master Note Trust